EXHIBIT 99.6

PART IV

ITEM 15.EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)	(2)List of financial statement schedules filed as part of this Form 10-K

The following financial statement schedule of Martin Marietta Materials, Inc. and consolidated subsidiaries is included in Item 15(c) of this Form 10-K.

Schedule II - Valuation and Qualifying Accounts

All other schedules have been omitted because they are not applicable, not required, or the information has been otherwise supplied in the financial statements or notes to the financial statements.

The report of the Company’s independent registered public accounting firm with respect to the above-referenced financial statements is included in the 2016 Annual Report, and that report is hereby incorporated by reference in this Form 10-K.  The report on the financial statement schedule and the consent of the Company’s independent registered public accounting firm are attached as Exhibit 23.1 to this Form 10-K.

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES (continued)

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS

MARTIN MARIETTA MATERIALS, INC. AND CONSOLIDATED SUBSIDIARIES

Col A	Col B	Col C			Col D		Col E
		Additions
Description	Balance at beginning of period	(1) Charged to costs and expenses	(2) Charged to other accounts- describe		Deductions-describe		Balance at end of period
	(Amounts in Thousands)

Year ended December 31, 2016
Allowance for doubtful accounts	$6,940	$—	$—		$674	(a)	$6,266
Allowance for uncollectible notes receivable	585	—	—		148	(a)	437
Inventory valuation allowance	130,584	4,160	118	(b)	0		134,862

Year ended December 31, 2015
Allowance for doubtful accounts	$4,077	$2,863	$—		$—		$6,940
Allowance for uncollectible notes receivable	1,486	—	—		901	(a)	585
Inventory valuation allowance	119,189	13,365	1,400	(b)	3,370	(c)	130,584

Year ended December 31, 2014
Allowance for doubtful accounts	$4,081	$—	$—		$4	(a)	$4,077
Allowance for uncollectible notes receivable	809	—	1,103	(d)	426	(a)	1,486
Inventory valuation allowance	99,026	11,762	9,942	(d)	1,541	(c)	119,189

(a) Write off of uncollectible accounts and change in estimates.

(b) Application of reserve policy to acquired inventories.

(c) Divestitures.

(d) Application of reserves to acquired notes receivable.

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